UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2017 (July 19, 2017)

THE WENDY’S COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-2207	38-0471180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dave Thomas Boulevard, Dublin, Ohio		43017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 764-3100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2017, the Board of Directors (the “Board”) of The Wendy’s Company (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee, increased the size of the Board from 11 to 12 members and elected Kristin A. Dolan to serve as a director of the Company, effective immediately. Ms. Dolan will serve as a member of the Board until the Company’s 2018 annual meeting of stockholders and until her successor is elected and qualified, or until her earlier death, resignation, retirement, disqualification or removal. Ms. Dolan has not been appointed to serve on any committees of the Board at this time.

In her capacity as a non-management director of the Company, Ms. Dolan will receive the same compensation as the other non-management directors of the Company, prorated for the period from her election to the Board to the date of the Company’s 2018 annual meeting of stockholders. The Company’s compensation program for non-management directors is described under the “Compensation of Directors” caption in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2017.

There are no arrangements or understandings between Ms. Dolan and any other persons pursuant to which Ms. Dolan was selected as a director.

There are no transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K in which the Company or any of its subsidiaries was or is to be a participant and in which Ms. Dolan (or any immediate family member of Ms. Dolan) had or will have a direct or indirect material interest.

A copy of the press release announcing Ms. Dolan’s election to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by The Wendy’s Company on July 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY

Date: July 20, 2017	By:	/s/ Dana Klein
Dana Klein
Senior Vice President – Corporate and
Securities Counsel, and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by The Wendy’s Company on July 20, 2017.